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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 29, 2004


                              ACE SECURITIES CORP.


            (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 2004, providing for the issuance of
   ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE3, Asset-Backed
                           Pass-Through Certificates)


                              ACE SECURITIES CORP.

             (Exact name of registrant as specified in its charter)
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          Delaware                    333-110039                56-2088493
----------------------------       -----------------      ---------------------
(State or Other Jurisdiction       (Commission File         (I.R.S. Employer
     of Incorporation)                 Number)            Identification Number)


6525  Morrison  Blvd.,  Suite 318,
Charlotte,  North Carolina                   28211
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   (Address of Principal                   (Zip Code)
     Executive Offices)


Registrant's telephone number, including area code: 704-365-0569

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

         On October 29, 2004, a series of certificates, entitled ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE3, Asset-Backed Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among ACE Securities Corp. as depositor (the "Depositor"), Wells Fargo Bank, N.A. as master servicer, servicer and securities administrator (the "Master Servicer, Servicer and Securities Administrator") and HSBC Bank USA, National Association as trustee (the "Trustee"). The Certificates consist of twenty-one classes of certificates (collectively, the "Certificates"), designated as the "Class A-1A Certificates", "Class A-1B Certificates", "Class A-2A Certificates", "Class A-2B Certificates", "Class A-2C Certificates", "Class A-2D Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class M-10 Certificates", "Class M-11 Certificates", "Class B Certificates", "Class P Certificates", "Class CE-1 Certificates", "Class CE-2 Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $1,105,596,756 as of October 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated October 29, 2004, between DB Structured Products, Inc. as seller and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1A Certificates, Class A-1B Certificates, Class A-2A Certificates, Class A-2B Certificates, Class A-2C Certificates, Class A-2D Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class M-10 Certificates, Class M-11 Certificates were sold by Depositor pursuant to the Amended and Restated Underwriting Agreement, dated June 24, 1999, as amended and


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restated to and including July 8, 2002, between the Depositor and Deutsche Bank
Securities Inc., and the Terms Agreement, dated October 28, 2004 between Depositor and Deutsche Bank Securities Inc. (collectively, the "Underwriting Agreement").










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         The Certificates have the following initial Certificate Balances and
Pass-Through Rates:

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                    INITIAL CERTIFICATE                  PASS-THROUGH
  CLASS            PRINCIPAL BALANCE(1)                     RATE(2)
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   A-1A              $    464,234,000               One-Month LIBOR + 0.35%
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   A-1B              $     51,582,000               One-Month LIBOR + 0.45%
   A-2A              $    100,000,000               One-Month LIBOR + 0.37%
   A-2B              $    167,119,000               One-Month LIBOR + 0.18%
   A-2C              $     59,533,000               One-Month LIBOR + 0.34%
   A-2D              $     50,300,000               One-Month LIBOR + 0.54%
   M-1               $     36,485,000               One-Month LIBOR + 0.62%
   M-2               $     33,721,000               One-Month LIBOR + 0.67%
   M-3               $     21,006,000               One-Month LIBOR + 0.72%
   M-4               $     18,795,000               One-Month LIBOR + 1.00%
   M-5               $     16,584,000               One-Month LIBOR + 1.10%
   M-6               $     14,926,000               One-Month LIBOR + 1.30%
   M-7               $     13,267,000               One-Month LIBOR + 1.85%
   M-8               $     11,056,000               One-Month LIBOR + 2.00%
   M-9               $      9,398,000               One-Month LIBOR + 2.35%
   M-10              $      6,500,000               One-Month LIBOR + 3.50%
   M-11              $     15,613,000               One-Month LIBOR + 3.50%

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(1)      Approximate.
(2) After the optional termination date, the margins applicable to the Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates will increase by 100% and the margins applicable to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates will increase by 50%.

         The Certificates, other than the Class B, Class CE-1, Class CE-2, Class P and Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated October 28, 2004 (the "Prospectus Supplement"), and the Prospectus, dated November 5, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B, Class CE-1, Class CE-2, Class P and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.


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Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits


------------------------- ------------------------------------------------------
        EXHIBIT NO.                             DESCRIPTION
------------------------- ------------------------------------------------------
            4.1 Pooling and Servicing Agreement, dated as of October 1, 2004, by and among ACE Securities Corp., as Depositor, Wells Fargo Bank, N.A., as Master Servicer, Servicer and Securities Administrator, and HSBC Bank USA, National Association, as Trustee relating to the Series 2004-HE3 Certificates.

------------------------- ------------------------------------------------------


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 6, 2004


                                                 ACE SECURITIES CORP.


                                                 By: /s/ Douglas K. Johnson
                                                    ----------------------------
                                                 Name:   Douglas K. Johnson
                                                 Title:  President

                                                 By: /s/ Evelyn Echevarria
                                                    ----------------------------
                                                 Name:   Evelyn Echevarria
                                                 Title:  Vice President


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                                Index to Exhibits
                                -----------------

                                                                   Sequentially
Exhibit No.                   Description                         Numbered Page
-----------                   -----------                         -------------
    4.1        Pooling and Servicing Agreement, dated as of             7
               October 1, 2004, by and among ACE Securities
               Corp., as Depositor, Wells Fargo Bank, N.A., as Master Servicer, Servicer and Securities
               Administrator, and HSBC Bank USA, National
               Association, as Trustee relating to the
               Series 2004-HE3 Certificates.


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                                   EXHIBIT 4.1